UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2019

TEMIR CORP.

(Exact name of registrant as specified in Charter)

Nevada	333-213996	98-1321204
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Temir Corp.

Suite 1206, 12/F, 69 Jervois Street, Sheung Wan, Hong Kong

Tel: 852 2852 7388

(Address and telephone number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¡ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¡ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

¡ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¡ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TMRR	OTC Markets – Pink Sheet

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2019, the board (the “Board”) of directors (the “Directors”) of Temir Corp. (the “Company”) announces that:

(i)	Mr. Siu Nam Hau has been appointed to serve as an independent non-executive Director on the Company’s Board until the Company’s next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal;

(ii)	Mr. Mark Ko Chiu Yip has been re-designated from an independent non-executive Director to an executive Director. ; and

Set forth below is information regarding the Company’s newly appointed directors.

Mr. Siu Nam Hau (“Mr. Hau”)

Mr. Hau, aged 48, is educated in Hong Kong with over 20 years of experience in finance, direct investment and provision of consultancy services for large multinational companies.  At present, he is developing the Vietnamese market.  Over the past years, Mr. Hau has completed the following projects associated with Vietnam: (i) joined with Sumitomo Corporation and introduce Honda motorcycles to Vietnam; (ii) discussed with the chief of the Central Bank of Vietnam to explore the establishment of the Vietnam Stock Exchange; (iii) assisted JP Morgan to establish a Vietnamese bond market; (iv) established an office with the state-owned Beijing Foreign Trade in Ho Chi Minh City; (v) acquisition of Vietnam Pacific Airlines with AVIC Group.

There are no employment agreement between the Company and Mr. Siu Nam Hau, nor are there any arrangements or plans in which the Company will provide compensation, bonus, pension, retirement, or similar benefits to Mr. Siu Nam Hau. There have been no transactions to which the Company was or is to be a party, in which Mr. Siu Nam Hau had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMIR CORP.

By:	/s/ Brian Hung Ngok Wong
Name:	Brian Hung Ngok Wong
Title:	Chief Executive Officer

Date: September 26, 2019

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